UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: January 25, 2017
Date of Earliest Event Reported: January 24, 2017
MID-CON ENERGY PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2431 E. 61st Street, Suite 850
Tulsa, Oklahoma
(Address of principal executive offices)
74136
(Zip code)
(918) 743-7575
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2017, Mr. S. Craig George has notified the Board of Directors (the “Board”) of Mid-Con Energy GP, LLC, (the “General Partner”), the general partner of Mid-Con Energy Partners, LP (the “Partnership”) that he intends to resign from the Board effective as of January 31, 2017. The decision of Mr. George to resign from the Board was not the result of any disagreement with the Partnership or any of its affiliates on any matter relating to the Partnership’s operations, policies or practices.

Effective February 1, 2017, the Board elected Wilkie Colyer, 32, as a director. Mr. Colyer currently serves as a Principal for Goff Capital, Inc., which indirectly owns a number of the Partnership’s Class A Convertible Preferred Units that were purchased from the Partnership in a previously announced private placement that closed on August 11, 2016. Mr. Colyer will receive compensation in accordance with the Partnership’s policies for compensating directors, including long-term equity incentive awards under the Partnership’s Long-Term Incentive Program. Mr. Colyer is not currently being appointed to any committees of the Board.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 24, 2017, the members of the General Partner, executed the Second Amended and Restated Limited Liability Company Agreement of Mid-Con Energy GP, LLC (the “Second A/R LLC Agreement”). The Second A/R LLC Agreement is effective as of January 24, 2017.

The Second A/R LLC Agreement creates a new class of non-voting membership interests, entitled Class B Membership Interests. Concurrent with his resignation from the Board, Mr. George is converting all of his membership interests in the General Partner into the new Class B Membership Interests. The description of the Second A/R LLC Agreement contained in this Item 5.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Second A/R LLC Agreement, which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On January 25, 2017, the Partnership issued a press release announcing the resignation of Mr. George from the Board and the election of Mr. Colyer to the Board. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Limited Liability Company Agreement of Mid-Con Energy GP, LLC.
99.1	Press release dated January 25, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-CON ENERGY PARTNERS, LP
By: Mid-Con Energy GP, LLC,
its general partner

Date: January 25, 2017	By:	/s/ Charles L. McLawhorn, III
Charles L. McLawhorn, III Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Limited Liability Company Agreement of Mid-Con Energy GP, LLC.
99.1	Press release dated January 25, 2017.